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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 27, 1997 included in Visigenic Software, Inc.'s filing on Form S-1 (Registration No. 333-20583) dated January 28, 1997.



                                 /s/ Arthur Andersen LLP

                                 ARTHUR ANDERSEN LLP


San Jose, California
March 10, 1997

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